UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Repor t

Legg Mason

ClearBridge

Equity Income

Builder Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Equity Income Builder Fund

Fund objectives

The Fund’s principal objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.

Fund name change

Prior to December 7, 2009, the Fund was known as Legg Mason ClearBridge Capital and Income Fund and was managed in accordance with a different investment objective, investment policies and strategies.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Equity Income Builder Fund for the six-month reporting period ended June 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

Legg Mason ClearBridge Equity Income Builder Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market and the fixed-income spread sectors (non-Treasuries). However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee

IV	Legg Mason ClearBridge Equity Income Builder Fund

Investment commentary (cont’d)

would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

Equity market review

After a solid start, the equity market, as measured by the S&P 500 Indexvi (the “Index”), fell sharply in May and June. This sell-off dragged the Index down into negative territory for the six months ended June 30, 2010. Looking back, after a brief setback in January 2010, the Index rose during the next three months of 2010 – advancing a total of 11.05%. There were a number of factors contributing to the stock market’s ascent, including improving economic conditions, rising corporate profits and strong investor demand.

However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. After reaching a nineteen-month high on April 23, 2010, the market fell into “correction territory” in May, as it plunged more than 10%. This marked the first correction since November 2007. All told, the Index returned -6.65% over the six months ended June 30, 2010. While the Index on June 30, 2010 was more than 50% higher than its twelve-year low on March 9, 2009, it declined approximately 15% from its high on April 23, 2010.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector outperformed equal-durationvii Treasuries during the first half of the reporting period. Over that time, investor confidence was high given the encouraging economic backdrop, continued low interest rates and benign inflation. However, a “flight to quality” occurred toward the end of April and during the month of May. This was

due to the situation in Europe, pending financial regulations and pockets of weakness in the economy. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor flight to quality. On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curveviii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts.

For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexix returned 5.33%. In contrast, the high-yield bond market, as measured by the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexx, returned 4.45%, and emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi, returned 5.37% over the same time frame.

Performance review

For the six months ended June 30, 2010, Class A shares of Legg Mason ClearBridge Equity Income Builder Fund, excluding sales charges, returned -5.29%. The Fund’s unmanaged benchmark, the Russell 3000 Value Indexxii, and its former unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, returned -4.83%, -6.65% and 5.33%, respectively, for the same period. The Lipper Equity Income Funds Category Average1 returned -5.80% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 288 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Equity Income Builder Fund	V

Performance Snapshot as of June 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason ClearBridge Equity Income Builder Fund:
Class A	-5.29%
Class B	-4.93%
Class C	-5.60%
Class I	-5.28%
Russell 3000 Value Index	-4.83%
S&P 500 Index	-6.65%
Barclays Capital U.S. Aggregate Index	5.33%
Lipper Equity Income Funds Category Average	-5.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended June 30, 2010 for Class A, B and C shares would have been -5.38%, -5.71% and -5.78%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.21%, 1.87%, 1.98% and 0.95%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2010 and December 31, 2009. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2010 and held for the six months ended June 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A*	-5.29%	$1,000.00	$947.10	1.19%	$5.75	Class A	5.00%	$1,000.00	$1,018.89	1.19%	$5.96
Class B*	-4.93	1,000.00	950.70	1.86	9.00	Class B	5.00	1,000.00	1,015.57	1.86	9.30
Class C*	-5.60	1,000.00	944.00	1.99	9.59	Class C	5.00	1,000.00	1,014.93	1.99	9.94
Class I	-5.28	1,000.00	947.20	0.87	4.20	Class I	5.00	1,000.00	1,020.48	0.87	4.36
[1]	For the six months ended June 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

*	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been -5.38%, -5.71% and -5.78% for Class A, B and C shares, respectively.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2010

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Common Stocks — 86.9%
Consumer Discretionary — 8.0%
Hotels, Restaurants & Leisure — 3.0%
McDonald’s Corp.	739,180	$48,689,786
Media — 3.2%
Charter Communications Inc.	83,172	2,935,972	(a)
Reed Elsevier PLC	3,426,000	25,291,796	(a)
Thomson Corp.	633,550	22,700,096
Total Media		50,927,864
Specialty Retail — 1.8%
Home Depot Inc.	1,031,700	28,959,819
Total Consumer Discretionary		128,577,469
Consumer Staples — 16.5%
Beverages — 1.8%
PepsiCo Inc.	485,110	29,567,455
Food & Staples Retailing — 2.0%
FHC Delaware Inc.	28,868	0	*(a)(b)
Wal-Mart Stores Inc.	670,000	32,206,900
Total Food & Staples Retailing		32,206,900
Food Products — 4.7%
H.J. Heinz Co.	1,568,000	67,768,960
Kraft Foods Inc., Class A Shares	300,000	8,400,000
Total Food Products		76,168,960
Household Products — 8.0%
Kimberly-Clark Corp.	1,046,000	63,418,980
Procter & Gamble Co.	1,076,500	64,568,470
Total Household Products		127,987,450
Total Consumer Staples		265,930,765
Energy — 7.8%
Energy Equipment & Services — 0.7%
Diamond Offshore Drilling Inc.	189,999	11,816,038
Oil, Gas & Consumable Fuels — 7.1%
BP Prudhoe Bay Royalty Trust	1,800	160,470
Exxon Mobil Corp.	530,000	30,247,100
Spectra Energy Corp.	1,981,620	39,771,113
Total SA, ADR	969,490	43,278,034
Total Oil, Gas & Consumable Fuels		113,456,717
Total Energy		125,272,755
Financials — 11.1%
Capital Markets — 0.9%
BlackRock Inc., Class A Shares	100,000	14,340,000
Insurance — 4.1%
Chubb Corp.	474,000	23,704,740
Travelers Cos. Inc.	855,330	42,125,003
Total Insurance		65,829,743

See Notes to Financial Statements.

4	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 3.2%
Annaly Capital Management Inc.	2,029,160	$34,800,094
Chimera Investment Corp.	5,000,000	18,050,000
Total Real Estate Investment Trusts (REITs)		52,850,094
Thrifts & Mortgage Finance — 2.9%
New York Community Bancorp Inc.	1,100,000	16,797,000
People’s United Financial Inc.	2,199,560	29,694,060
Total Thrifts & Mortgage Finance		46,491,060
Total Financials		179,510,897
Health Care — 6.8%
Pharmaceuticals — 6.8%
Bristol-Myers Squibb Co.	1,075,000	26,810,500
GlaxoSmithKline PLC, ADR	705,000	23,977,050
Johnson & Johnson	881,500	52,061,390
Pfizer Inc.	492,000	7,015,920
Total Health Care		109,864,860
Industrials — 10.2%
Aerospace & Defense — 2.4%
Honeywell International Inc.	240,000	9,367,200
Lockheed Martin Corp.	390,000	29,055,000
Total Aerospace & Defense		38,422,200
Air Freight & Logistics — 0.0%
United Parcel Service Inc., Class B Shares	6,000	341,340
Commercial Services & Supplies — 3.4%
Waste Management Inc.	1,754,000	54,882,660
Industrial Conglomerates — 3.4%
3M Co.	320,000	25,276,800
General Electric Co.	930,000	13,410,600
United Technologies Corp.	243,000	15,773,130
Total Industrial Conglomerates		54,460,530
Marine — 1.0%
Alexander & Baldwin Inc.	555,299	16,536,804
Total Industrials		164,643,534
Information Technology — 9.5%
IT Services — 4.1%
Automatic Data Processing Inc.	691,500	27,839,790
International Business Machines Corp.	170,000	20,991,600
Paychex Inc.	624,580	16,220,342
Total IT Services		65,051,732
Semiconductors & Semiconductor Equipment — 3.4%
Intel Corp.	1,000,000	19,450,000
Linear Technology Corp.	103,720	2,884,453
Microchip Technology Inc.	697,510	19,348,928
Xilinx Inc.	525,000	13,261,500
Total Semiconductors & Semiconductor Equipment		54,944,881
Software — 2.0%
Microsoft Corp.	1,401,890	32,257,489
Total Information Technology		152,254,102

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	5

Legg Mason ClearBridge Equity Income Builder Fund

Security			Shares	Value
Materials — 2.6%
Chemicals — 2.6%
E.I. du Pont de Nemours & Co.			798,500	$27,620,115
PPG Industries Inc.			225,000	13,592,250
Total Materials				41,212,365
Telecommunication Services — 5.6%
Diversified Telecommunication Services — 5.6%
AT&T Inc.			1,380,000	33,382,200
Verizon Communications Inc.			1,720,000	48,194,400
Windstream Corp.			790,900	8,351,904
Total Telecommunication Services				89,928,504
Utilities — 8.8%
Electric Utilities — 6.5%
American Electric Power Co. Inc.			1,128,000	36,434,400
Duke Energy Corp.			1,166,800	18,668,800
Exelon Corp.			357,090	13,558,707
NextEra Energy Inc.			395,350	19,277,266
Progress Energy Inc.			450,000	17,649,000
Total Electric Utilities				105,588,173
Multi-Utilities — 2.3%
CenterPoint Energy Inc.			2,777,000	36,545,320
Total Utilities				142,133,493
Total Common Stocks (Cost — $1,420,202,515)				1,399,328,744

	Rate
Convertible Preferred Stocks — 5.4%
Energy — 2.3%
Oil, Gas & Consumable Fuels — 2.3%
El Paso Corp.	4.990%		38,696	37,254,574
Financials — 0.9%
Diversified Financial Services — 0.9%
CalEnergy Capital Trust III	6.500%		303,800	13,746,950
Utilities — 2.2%
Electric Utilities — 2.2%
Great Plains Energy Inc.	12.000%		322,100	19,245,475
NextEra Energy Inc.	8.375%		339,755	16,766,909
Total Utilities				36,012,384
Total Convertible Preferred Stocks (Cost — $83,138,445)				87,013,908

		Maturity Date	Face Amount
Asset-Backed Securities — 0.0%
Financials — 0.0%
Home Equity — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	$73,417	0	(b)(c)(d)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(b)(c)(d)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	35,690	0	(b)(c)(d)
Total Asset-Backed Securities (Cost — $250,108)				1

See Notes to Financial Statements.

6	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason ClearBridge Equity Income Builder Fund

Security	Rate	Maturity Date	Face Amount	Value
Convertible Bonds & Notes — 1.9%
Information Technology — 1.9%
Internet Software & Services — 1.9%
VeriSign Inc. (Cost — $25,431,123)	3.250%	8/15/37	$33,000,000	$29,988,750
Corporate Bonds & Notes — 4.6%
Consumer Staples — 1.6%
Food & Staples Retailing — 1.6%
CVS Caremark Corp., Subordinated Bonds	6.302%	6/1/37	29,000,000	25,966,107	(e)
Energy — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
Southern Union Co., Junior Subordinated Notes	7.200%	11/1/66	23,000,000	20,498,750	(e)
Financials — 1.7%
Commercial Banks — 0.1%
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	2,270,000	2,440,250	(e)(f)
Consumer Finance — 0.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	3,730,000	3,580,800	(e)
Diversified Financial Services — 1.2%
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	18,000,000	18,613,782	(e)(f)
Insurance — 0.2%
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	130,000	115,050
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	2,767,000	2,599,937	(e)
Total Insurance				2,714,987
Total Financials				27,349,819
Total Corporate Bonds & Notes (Cost — $71,417,426)				73,814,676
Total Investments before Short-Term Investment (Cost — $1,600,439,617)				1,590,146,079
Short-Term Investment — 1.2%
Repurchase Agreement — 1.2%
Interest in $400,005,000 joint tri-party repurchase agreement dated 6/30/10 with RBS Securities Inc.; Proceeds at maturity — $19,075,016; (Fully collateralized by various U.S. government agency obligations, 0.000% due 9/22/10 to 5/27/11; Market value — $19,456,665) (Cost — $19,075,000)	0.030%	7/1/10	19,075,000	19,075,000
Total Investments — 100.0% (Cost — $1,619,514,617#)				1,609,221,079
Other Assets in Excess of Liabilities — 0.0%				68,963
Total Net Assets — 100.0%				$1,609,290,042

*	Non-income producing security.

(a)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	The coupon payment on these securities is currently in default as of June 30, 2010.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(f)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $1,619,514,617)	$1,609,221,079
Foreign currency, at value (Cost — $53)	47
Cash	782
Dividends and interest receivable	6,847,465
Receivable for Fund shares sold	2,230,866
Receivable for securities sold	26,101
Prepaid expenses	73,314
Total Assets	1,618,399,654

Liabilities:
Payable for Fund shares repurchased	6,075,466
Investment management fee payable	1,018,621
Distribution fees payable	543,938
Distributions payable	506,563
Trustees’ fees payable	79,354
Payable for securities purchased	22,608
Accrued expenses and other liabilities	863,062
Total Liabilities	9,109,612
Total Net Assets	$1,609,290,042

Net Assets:
Par value (Note 7)	$1,473
Paid-in capital in excess of par value	2,496,064,571
Undistributed net investment income	4,461,053
Accumulated net realized loss on investments and foreign currency transactions	(880,943,511)
Net unrealized depreciation on investments and foreign currencies	(10,293,544)
Total Net Assets	$1,609,290,042

Shares Outstanding:
Class A	111,021,091
Class B	14,972,919
Class C	19,093,467
Class I	2,210,379

Net Asset Value:
Class A (and redemption price)	$10.95
Class B*	$10.79
Class C*	$10.84
Class I (and redemption price)	$11.17
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.62

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Dividends	$37,903,777
Interest	3,132,963
Less: Foreign taxes withheld	(458,303)
Total Investment Income	40,578,437

Expenses:
Investment management fee (Note 2)	6,485,629
Distribution fees (Notes 2 and 5)	3,513,620
Transfer agent fees (Note 5)	1,578,411
Shareholder reports	124,291
Trustees’ fees	71,450
Registration fees	66,685
Legal fees	56,920
Audit and tax	21,710
Insurance	19,629
Custody fees	8,401
Miscellaneous expenses	4,420
Total Expenses	11,951,166
Net Investment Income	28,627,271

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	7,609,078
Foreign currency transactions	(14,673)
Net Realized Gain	7,594,405
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(129,498,020)
Foreign currencies	(6)
Change in Net Unrealized Appreciation/Depreciation	(129,498,026)
Net Loss on Investments and Foreign Currency Transactions	(121,903,621)
Proceeds from Settlement of a Regulatory Matter (Note 10)	3,864,822
Decrease in Net Assets from Operations	$(89,411,528)

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	2010	2009

Operations:
Net investment income	$28,627,271	$43,514,822
Net realized gain (loss)	7,594,405	(542,039,897)
Change in net unrealized appreciation/depreciation	(129,498,026)	864,595,322
Proceeds from settlement of a regulatory matter (Note 10)	3,864,822	—
Increase (Decrease) in Net Assets From Operations	(89,411,528)	366,070,247

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(34,117,699)	(72,816,381)
Decrease in Net Assets From Distributions to Shareholders	(34,117,699)	(72,816,381)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	102,230,299	122,877,962
Reinvestment of distributions	33,229,830	70,605,815
Cost of shares repurchased	(242,957,163)	(458,876,649)
Net assets of shares issued in connection with merger (Note 8)	—	88,718,708
Decrease in Net Assets From Fund Share Transactions	(107,497,034)	(176,674,164)
Increase (Decrease) in Net Assets	(231,026,261)	116,579,702

Net Assets:
Beginning of period	1,840,316,303	1,723,736,601
End of period*	$1,609,290,042	$1,840,316,303
* Includes undistributed net investment income of:	$4,461,053	$6,086,659

See Notes to Financial Statements.

10	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2010[2]		2009		2008	2007	2006		2005

Net asset value, beginning of period	$11.80		$9.91		$16.03	$17.06	$17.12		$16.50

Income (loss) from operations:
Net investment income	0.20		0.29		0.30	0.26	0.48		0.53
Net realized and unrealized gain (loss)	(0.84)		2.08		(5.88)	0.88	1.45		0.62
Proceeds from settlement of a regulatory matter	0.02		—		—	—	—		—
Total income (loss) from operations	(0.62)		2.37		(5.58)	1.14	1.93		1.15

Less distributions from:
Net investment income	(0.23)		(0.48)		(0.09)	(0.26)	(0.48)		(0.53)
Net realized gains	—		—		(0.45)	(1.91)	(1.51)		—
Total distributions	(0.23)		(0.48)		(0.54)	(2.17)	(1.99)		(0.53)

Net asset value, end of period	$10.95		$11.80		$9.91	$16.03	$17.06		$17.12
Total return[3]	(5.29)%[4]		24.77%		(35.59)%	6.77%	11.69%[5]		7.11%

Net assets, end of period (millions)	$1,216		$1,378		$1,248	$2,300	$2,295		$1,602

Ratios to average net assets:
Gross expenses	1.19%[6]		1.19%[7]		1.12%	1.07%	1.09%[7]		1.13%
Gross expenses, excluding dividend expense	1.19	[6]	1.19	[7]	1.10	1.07	1.09	[7]	1.13
Net expenses[8]	1.19	[6]	1.19	[7]	1.12	1.07	1.08	[7,9]	1.13
Net expenses, excluding dividend expense[8]	1.19	[6]	1.19	[7]	1.10	1.07	1.08	[7,9]	1.13
Net investment income	3.44	[6]	2.77		2.19	1.50	2.77		3.17

Portfolio turnover rate	15%		142%[10]		147%[10]	189%[11]	175%[10]		49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2010 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been -5.38%.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.18% for the year ended December 31, 2009, and 1.08% and 1.07% for the year ended December 31, 2006, respectively.

[8]	The impact of compensating balance arrangements, if any, less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[11]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2010[2]		2009		2008	2007	2006		2005

Net asset value, beginning of period	$11.63		$9.75		$15.84	$16.91	$16.99		$16.38

Income (loss) from operations:
Net investment income	0.16		0.22		0.22	0.16	0.39		0.43
Net realized and unrealized gain (loss)	(0.82)		2.05		(5.79)	0.87	1.43		0.63
Proceeds from settlement of a regulatory matter	0.09		—		—	—	—		—
Total income (loss) from operations	(0.57)		2.27		(5.57)	1.03	1.82		1.06

Less distributions from:
Net investment income	(0.27)		(0.39)		(0.07)	(0.19)	(0.39)		(0.45)
Net realized gains	—		—		(0.45)	(1.91)	(1.51)		—
Total distributions	(0.27)		(0.39)		(0.52)	(2.10)	(1.90)		(0.45)

Net asset value, end of period	$10.79		$11.63		$9.75	$15.84	$16.91		$16.99
Total return[3]	(4.93)%[4]		23.88%		(35.96)%	6.16%	11.03%[5]		6.60%

Net assets, end of period (millions)	$162		$209		$236	$512	$601		$599

Ratios to average net assets:
Gross expenses	1.86%[6]		1.85%[7]		1.70%	1.64%	1.65%[7]		1.66%
Gross expenses, excluding dividend expense	1.86	[6]	1.85	[7]	1.68	1.64	1.65	[7]	1.66
Net expenses[8]	1.86	[6]	1.85	[7]	1.70	1.64	1.64	[7,9]	1.66
Net expenses, excluding dividend expense[8]	1.86	[6]	1.85	[7]	1.68	1.64	1.64	[7,9]	1.66
Net investment income	2.73	[6]	2.11		1.58	0.93	2.23		2.63

Portfolio turnover rate	15%		142%[10]		147%[10]	189%[11]	175%[10]		49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been -5.71%.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.85% for the year ended December 31, 2009, and 1.64% and 1.63% for the year ended December 31, 2006, respectively.

[8]	The impact of compensating balance arrangements, if any, less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[11]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

12	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2010[2]		2009		2008	2007	2006		2005

Net asset value, beginning of period	$11.67		$9.76		$15.88	$16.96	$17.02		$16.42

Income (loss) from operations:
Net investment income	0.15		0.21		0.19	0.13	0.35		0.39
Net realized and unrealized gain (loss)	(0.81)		2.05		(5.80)	0.87	1.45		0.62
Proceeds from settlement of a regulatory matter	0.01		—		—	—	—		—
Total income (loss) from operations	(0.65)		2.26		(5.61)	1.00	1.80		1.01

Less distributions from:
Net investment income	(0.18)		(0.35)		(0.06)	(0.17)	(0.35)		(0.41)
Net realized gains	—		—		(0.45)	(1.91)	(1.51)		—
Total distributions	(0.18)		(0.35)		(0.51)	(2.08)	(1.86)		(0.41)

Net asset value, end of period	$10.84		$11.67		$9.76	$15.88	$16.96		$17.02
Total return[3]	(5.60)%[4]		23.75%		(36.09)%	5.98%	10.91%[5]		6.29%

Net assets, end of period (millions)	$207		$244		$236	$506	$513		$445

Ratios to average net assets:
Gross expenses	1.99%[6]		1.96%[7]		1.90%	1.82%	1.86%[7]		1.93%
Gross expenses, excluding dividend expense	1.99	[6]	1.96	[7]	1.88	1.82	1.86	[7]	1.93
Net expenses[8]	1.99	[6]	1.96	[7]	1.88 [9,10]	1.80 [9,10]	1.83	[7,9]	1.93
Net expenses, excluding dividend expense[8]	1.99	[6]	1.96	[7]	1.86 [9,10]	1.80 [9,10]	1.83	[7,9]	1.93
Net investment income	2.63	[6]	2.00		1.41	0.78	2.02		2.37

Portfolio turnover rate	15%		142%[11]		147%[11]	189%[12]	175%[11]		49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been -5.78%.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.96% for the year ended December 31, 2009, and 1.84% and 1.82% for the year ended December 31, 2006, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 1.79% for Class C shares until May 1, 2008.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[12]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2010[2]		2009		2008	2007	2006		2005

Net asset value, beginning of period	$12.03		$10.12		$16.32	$17.33	$17.37		$16.72

Income (loss) from operations:
Net investment income	0.23		0.32		0.35	0.33	0.56		0.59
Net realized and unrealized gain (loss)	(0.86)		2.13		(6.00)	0.89	1.45		0.64
Total income (loss) from operations	(0.63)		2.45		(5.65)	1.22	2.01		1.23

Less distributions from:
Net investment income	(0.23)		(0.54)		(0.10)	(0.32)	(0.54)		(0.58)
Net realized gains	—		—		(0.45)	(1.91)	(1.51)		—
Total distributions	(0.23)		(0.54)		(0.55)	(2.23)	(2.05)		(0.58)

Net asset value, end of period	$11.17		$12.03		$10.12	$16.32	$17.33		$17.37
Total return[3]	(5.28)%		25.13%		(35.37)%	7.13%	12.01%[4]		7.53%

Net assets, end of period (millions)	$25		$9		$4	$8	$2		$3

Ratios to average net assets:
Gross expenses	0.87%[5]		0.94%[6]		0.81%	0.77%	0.78%[6]		0.79%
Gross expenses, excluding dividend expense	0.87	[5]	0.94	[6]	0.79	0.77	0.78	[6]	0.79
Net expenses[7]	0.87	[5,9]	0.93	[6,8,9]	0.78 [8,10]	0.74 [8,10]	0.77	[6,8]	0.79
Net expenses, excluding dividend expense[7]	0.87	[5,9]	0.93	[6,8,9]	0.76 [8,10]	0.74 [8,10]	0.77	[6,8]	0.79
Net investment income	4.05	[5]	3.00		2.54	1.85	3.12		3.50

Portfolio turnover rate	15%		142%[11]		147%[11]	189%[12]	175%[11]		49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2010 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 0.93% for the year ended December 31, 2009, and 0.77% and 0.76% for the year ended December 31, 2006, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation agreement, effective September 18, 2009 until December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.10%.

[10]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 0.74% for Class I shares until May 1, 2008.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[12]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Equity Income Builder Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$1,371,100,976	$28,227,768	$0	$1,399,328,744
Convertible preferred stocks	36,012,384	51,001,524	—	87,013,908
Asset-backed securities	—	1	—	1
Convertible bonds & notes	—	29,988,750	—	29,988,750
Corporate bonds & notes	—	73,814,676	—	73,814,676
Total long-term investments	$1,407,113,360	$183,032,719	$0	$1,590,146,079
Short-term investments†	—	19,075,000	—	19,075,000
Total investments	$1,407,113,360	$202,107,719	$0	$1,609,221,079

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	15

For the six months ended June 30, 2010, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks		Asset-Backed Securities		Corporate Bonds & Notes	Warrants	Total
Balance as of December 31, 2009	$0	*	$35		$0	$0	$35
Accrued premiums/discounts	—		53		592	—	645
Realized gain/(loss)[1]	(21,651)		(2,976,760)		(454,718)	(35,918)	(3,489,047)
Change in unrealized appreciation (depreciation)[2]	21,651		2,976,672		454,126	35,918	3,488,367
Net purchases (sales)	—		—		0	0	0
Transfers in to Level 3	—		—		—	—	—
Transfers out of Level 3	—		0	*	—	—	0	*
Balance as of June 30, 2009	$0	*	—		—	—	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2010(2)	$21,651		—		—	—	$21,651

*	Value less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in

16	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	17

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays the subadviser 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.10%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustee’s consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2010, LMIS and its affiliates received sales charges of approximately $140,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$124,000	$7,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of June 30, 2010, the Fund had accrued $24,729 as deferred compensation payable.

18	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$261,574,738
Sales	243,659,227

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$75,055,928
Gross unrealized depreciation	(85,349,466)
Net unrealized depreciation	$(10,293,538)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward Foreign Currency Contracts	$24,143

At June 30, 2010, the Fund did not have any derivative instruments outstanding. During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$90,092

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$1,652,108	$1,021,535
Class B	712,696	314,730
Class C	1,148,816	236,580
Class I	—	5,566
Total	$3,513,620	$1,578,411

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	19

6. Distributions to shareholders by class

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Net Investment Income:
Class A	$25,979,679	$57,176,428
Class B	4,220,026	7,882,333
Class C	3,530,474	7,554,981
Class I	387,520	200,975
Class R*	—	1,664
Total	$34,117,699	$72,816,381

*	Class R was redeemed on July 23, 2009.

7. Shares of beneficial interest

At June 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	5,115,342	$60,082,183	7,777,497	$81,458,431
Shares issued on reinvestment	2,221,142	25,351,154	5,382,164	55,514,138
Shares repurchased	(13,162,121)	(154,736,642)	(27,525,286)	(285,748,887)
Shares issued with merger	—	—	5,245,881	61,424,967
Net decrease	(5,825,637)	$(69,303,305)	(9,119,744)	$(87,351,351)

Class B
Shares sold	586,229	$6,822,639	1,410,421	$14,403,131
Shares issued on reinvestment	371,523	4,133,351	754,457	7,635,558
Shares repurchased	(3,957,347)	(45,873,387)	(8,803,699)	(89,178,226)
Shares issued with merger	—	—	458,583	5,296,643
Net decrease	(2,999,595)	$(34,917,397)	(6,180,238)	$(61,842,894)

Class C
Shares sold	1,238,027	$14,420,216	2,470,811	$25,247,585
Shares issued on reinvestment	303,352	3,428,068	712,330	7,262,321
Shares repurchased	(3,340,073)	(38,840,976)	(7,911,978)	(80,554,666)
Shares issued with merger	—	—	1,465,518	16,983,273
Net decrease	(1,798,694)	$(20,992,692)	(3,263,319)	$(31,061,487)

Class I
Shares sold	1,746,500	$20,905,261	158,629	$1,768,815
Shares issued on reinvestment	27,527	317,257	18,390	193,798
Shares repurchased	(288,852)	(3,506,158)	(301,672)	(3,323,856)
Shares issued with merger	—	—	420,155	5,013,825
Net increase	1,485,175	$17,716,360	295,502	$3,652,582

Class R*
Shares repurchased	—	—	(6,588)	$(71,014)
Net decrease	—	—	(6,588)	$(71,014)

*	Class R was redeemed on July 23, 2009.

20	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

8. Transfer of net assets

At the close of business on December 4, 2009, the Fund acquired substantially all of the assets of the Legg Mason ClearBridge Equity Income Builder Fund and the Legg Mason ClearBridge Convertible Fund (collectively, the Acquired Funds), pursuant to the Agreement and Plan of Reorganization dated August 6, 2009, and approved by shareholders of the Acquired Funds on November 24, 2009.

Acquired Funds	Shares Issued by the Funds	Total Net Assets of the Acquired Funds	Total Net Assets of the Fund
LeggMason ClearBridge Equity Income Builder Fund	3,810,040	$44,605,559	$1,769,699,428
LeggMason ClearBridge Convertible Fund	3,780,097	44,113,149	—
Total	7,590,137	$88,718,708	$1,769,699,428

As part of the reorganization, for each share they held, shareholders of Legg Mason ClearBridge Equity Income Builder Fund Class A, Class C and Class I received 1.006730, 1.017534 and 0.988151 shares of the Fund’s Class A, Class C and Class I shares, respectively. Shareholders of Legg Mason ClearBridge Convertible Fund Class A, Class B, Class C and Class I received 1.188254, 1.198519, 1.201638 and 1.178643 shares of the Fund’s Class A, Class B, Class C and Class I shares, respectively.

The total net assets of the Legg Mason ClearBridge Equity Income Builder Fund and Legg Mason ClearBridge Convertible Fund on the date of the transfer were $44,605,559 and $44,113,149, respectively. The total net assets of the Legg Mason ClearBridge Equity Income Builder Fund and Legg Mason ClearBridge Convertible Fund before acquisition included unrealized appreciation of $5,427,060 and $4,631,046, accumulated net realized loss of $0 and $12,732,234 and accumulated net investment loss of $64,229 and $54,147, respectively. Total net assets of the Fund immediately after the transfer were $1,858,418,136. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Pro forma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$46,635,240
Net realized gain (loss)	(547,951,952)
Change in net unrealized gain (loss)	896,346,756
Increase in net assets from operations	$395,030,044

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s accompanying Statement of Operations since the close of business on December 4, 2009.

9. Capital loss carryforward

As of December 31, 2009, the Fund had a net capital loss carryforward of approximately $854,173,842, of which $4,100,904 expires in 2015 $218,105,646 expires in 2016 and $631,967,292 expires in 2017. These amounts will be available to offset any future taxable capital gains.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order

Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report	21

found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $2,130,903, $1,458,245, $275,490 and $184 for Classes A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive

22	Legg Mason ClearBridge Equity Income Builder Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason ClearBridge

Equity Income Builder Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Equity Income Builder Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Equity Income Builder Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Equity Income Builder Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investors Services, LLC

Member FINRA, SIPC

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•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individual investors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011849 8/10 SR10-1171

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: August 31, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: August 31, 2010